Item 77C - DWS High Yield Tax Free Fund
(a series of DWS
Municipal Trust)

Registrant incorporates by reference to
Proxy Statement filed on March
30, 2006 (Accession No. 0001193125-06-
067860).
A Special Meeting of Shareholders (the
"Meeting") of DWS High Yield Tax
Free Fund (the "Fund") was held on May 5,
2006, at the offices of
Deutsche Asset Management, 345 Park
Avenue, New York, New York
10154. At the Meeting, the following
matters were voted upon by the
shareholders (the resulting votes are
presented below).
I.	Election of Trustees. ("Number of
Votes" represents all funds that
are series of DWS Municipal Trust.)


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
398,427,388.794
14,910,286.909
Dawn-Marie Driscoll
398,547,823.407
14,789,852.296
Keith R. Fox
398,603,100.489
14,734,575.214
Kenneth C. Froewiss
398,471,580.537
14,866,095.166
Martin J. Gruber
398,241,707.878
15,095.967.825
Richard J. Herring
398,413,658.458
14,924,017.245
Graham E. Jones
398,277,770.609
15,059,905.094
Rebecca W. Rimel
398,575,790.193
14,761,885.510
Philip Saunders, Jr.
398,377,368.962
14,960,306.741
William N. Searcy, Jr.
398,655,233.476
14,682,442.227
Jean Gleason
Stromberg
398,477,592.998
14,860,082.705
Carl W. Vogt
397,959,556.604
15,378,119.099
Axel Schwarzer
398,598,027.674
14,739,648.029

II-A.	Approval of an Amended and Restated
Investment Management
Agreement.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
37,582,551.374
1,703,562.864
1,687,611.080
8,132,192.000

II-B.	Approval of a Subadvisor Approval
Policy.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
36,910,011.369
2,341.625.158
1,722,088.791
8,132,192.000

III.	Approval of a Revised Fundamental
Investment Restriction
Regarding Commodities.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
37,216,297.825
1,990,927.586
1,766,499.907
8,132,192.000

IV-A.	Approval of Amended and Restated
Declaration of Trust.
("Number of Votes" represents all funds
that are series of DWS
Municipal Trust.)

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
327,741,040.378
14,224,068.278
17,302,295.047
54,070,272.000

The Meeting was reconvened on August 31,
2006, at which time the
following matter was voted upon by the
shareholders (the resulting votes
are presented below):
IV-B.	Approval of Further Amendments to
the Amended and Restated
Declaration of Trust.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
352,968,740.253
17,661,451.618
17,955,802.750
46,481,745.000

*	Broker non-votes are proxies
received by the Fund from brokers or
nominees when the
broker or nominee neither has received
instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


Shareholder Meeting Results
A Special Meeting of shareholders (the
"Meeting") of DWS Managed
Municipal Bond Fund (the "Fund") was held
on May 5, 2006, at the offices
of Deutsche Asset Management, 345 Park
Avenue, New York, New York
10154. At the Meeting, the following
matters were voted upon by the
shareholders (the resulting votes are
presented below).
I.	Election of Board Members. ("Number
of Votes" represents all funds
that are series of DWS Municipal Trust.)


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
398,427,388.794
14,910,286.909
Dawn-Marie Driscoll
398,547,823.407
14,789,852.296
Keith R. Fox
398,603,100.489
14,734,575.214
Kenneth C. Froewiss
398,471,580.537
14,866,095.166
Martin J. Gruber
398,241,707.878
15,095.967.825
Richard J. Herring
398,413,658.458
14,924,017.245
Graham E. Jones
398,277,770.609
15,059,905.094
Rebecca W. Rimel
398,575,790.193
14,761,885.510
Philip Saunders, Jr.
398,377,368.962
14,960,306.741
William N. Searcy, Jr.
398,655,233.476
14,682,442.227
Jean Gleason
Stromberg
398,477,592.998
14,860,082.705
Carl W. Vogt
397,959,556.604
15,378,119.099
Axel Schwarzer
398,598,027.674
14,739,648.029

II-A.	Approval of an Amended and Restated
Investment Management
Agreement.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
291,011,094.276
12,837,623.247
14,444,960.862
45,938,080.000

II-B.	Approval of a Subadvisor Approval
Policy.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
286,001,256.847
17,043,089.194
15,249,332.344
45,938,080.000

III.	Approval of a Revised Fundamental
Investment Restriction
Regarding Commodities.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
288,724,934.484
13,894,191.881
15,674,552.020
45,938,080.000

IV-A.	Approval of Amended and Restated
Declaration of Trust.
("Number of Votes" represents all funds
that are series of DWS
Municipal Trust.)

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
327,741,040.378
14,224,068.278
17,302,295.047
54,070,272.000

The Meeting was reconvened on August 31,
2006, at which time the
following matter was voted upon by the
shareholders (the resulting votes
are presented below):
IV-B.	Approval of Further Amendments to
the Amended and Restated
Declaration of Trust.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
352,968,740.253
17,661,451.618
17,955,802.750
46,481,745.000

*	Broker non-votes are proxies
received by the Fund from brokers or
nominees when the
broker or nominee neither has received
instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.